UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): June 29, 2005

                                ASHLAND INC.
           (Exact name of registrant as specified in its charter)

                                  Kentucky
               (State or other jurisdiction of incorporation)

                  1-2918                                      61-0122250
         (Commission File Number)                          (I.R.S. Employer
                                                          Identification No.)

50 E. RiverCenter Boulevard, Covington, Kentucky              41012-0391
   (Address of principal executive offices)                   (Zip Code)

      P.O. Box 391, Covington, Kentucky                       41012-0391
              (Mailing Address)                               (Zip Code)

     Registrant's telephone number, including area code (859) 815-3333


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written  communications  pursuant to Rule 425 under the  Securities Act
    (17 CFR 2230.425)
[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement  communications  pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01.  Other Events

         Ashland Inc. ("Ashland") announced today that at a special shareholders meeting held today, its shareholders approved the previously announced agreement to transfer Ashland's 38-percent interest in Marathon Ashland Petroleum LLC and two other businesses to Marathon Oil Corporation in a transaction valued at approximately $3.7 billion. The other businesses are Ashland's maleic anhydride business and 60 Valvoline Instant Oil Change
(VIOC) centers in Michigan and northwest Ohio. Details of the shareholder vote and related issues are included in the attached press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(c)      Exhibits

99.1     Press Release dated June 29, 2005


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                                 SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               ASHLAND INC.
                                   -------------------------------------------
                                               (Registrant)



    Date:  June 29, 2005         /s/ J. Marvin Quin
                                   -----------------------------------
                                   Name:     J. Marvin Quin
                                   Title:    Senior Vice President,
                                             Chief Financial Officer




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                               EXHIBIT INDEX

99.1     Press Release dated June 29, 2005